                                                               EXHIBIT 10.5


                            DOMESTIC PLEDGE AGREEMENT

            PLEDGE AGREEMENT dated as of October 19, 1995, as amended and restated as of November 10, 1998 (the "PLEDGE AGREEMENT"), by UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation (the "BORROWER"), and certain U.S. Subsidiaries that are signatories hereto ("PLEDGOR SUBSIDIARIES" and, together with UCAR and the Borrower, the "PLEDGORS"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreements). Reference is made to (i) the Credit Agreement dated as of October 19, 1995, as amended and restated as of March 19, 1997 and November 10, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "EXISTING CREDIT AGREEMENT"), among UCAR, the Borrower, the Subsidiary Borrowers party thereto, the Lenders party thereto, the Fronting Banks party thereto and The Chase Manhattan Bank, as administrative agent and collateral agent and (ii) the Credit Agreement dated as of November 10, 1998, among UCAR, the Borrower, UCAR S.A., the Lenders party thereto, The Chase Manhattan Bank, as administrative agent and collateral agent, Credit Suisse First Boston, as syndication agent, and Morgan Guaranty Trust Company of New York, as syndication agent (as the same may be amended, supplemented or otherwise modified from time to time, the "TRANCHE C FACILITY CREDIT AGREEMENT", and together with the Existing Credit Agreement, the "CREDIT AGREEMENTS").


                              W I T N E S S E T H :


          WHEREAS, pursuant to the Credit Agreements, the Lenders have severally agreed to make Loans and the Fronting Banks have agreed to issue Letters of Credit, upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Pledgors are the legal and beneficial owners of the shares of Pledged Stock issued by the Issuers;

          WHEREAS, it is a condition precedent to the obligations of the Lenders to make the Loans and the Fronting Banks to issue the Letters of Credit that the U.S. Subsidiaries guarantee payment and performance of the Credit Parties' obligations under the Credit Agreements and the other Loan Documents, that the Borrower guarantee payment and performance of the other Credit Parties' obligations under the Credit Agreements and the other Loan Documents and that UCAR guarantee payment and performance of the Borrower's obligations, including its obligations as a guarantor, under the Credit Agreements and the other Loan Documents;


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                                                                               2

          WHEREAS, in satisfaction of such condition, the Pledgors have entered into certain Guarantee Agreements for the benefit of the Secured Parties; and

          WHEREAS, it is a further condition precedent to the obligations of the Lenders to make the Loans and the Fronting Banks to issue the Letters of Credit that the Pledgors shall have executed and delivered this Pledge Agreement to the Collateral Agent for the ratable benefit of the Secured Parties, to secure payment and performance of the Pledgors' respective obligations under the Credit Agreements, the Guarantee Agreements and the other Loan Documents to which they are party.


          NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreements and to induce the Lenders to make their respective Loans and the Fronting Banks to issue their respective Letters of Credit, each of the Pledgors hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

          1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Credit Agreements and used herein shall have the meanings given in the Credit Agreements.

          (b) The following terms shall have the following meanings:

                    "ADDITIONAL COLLATERAL": (i) all notes held by any Pledgor evidencing intercompany debt in an amount greater than $10,000,000 owed by UCAR, the Borrower or any Subsidiary to any Pledgor, and (ii) any noncash consideration as described in Section 6.04(c) of the Credit Agreements, including notes, in each case having a stated amount or value in excess of $1,000,000, received by any Pledgor for a sale of assets permitted under Section 6.05 of the Credit Agreements. Notwithstanding anything to the contrary in this Agreement, in no event shall any Pledgor be required to pledge hereunder any of the items described in this definition if such pledge would have material adverse tax or legal consequences.

                    "AGREEMENT": this Pledge Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                    "CODE": the Uniform Commercial Code from time to time in effect in the State of New York.

                    "COLLATERAL": the Pledged Stock, Additional Collateral and all Proceeds thereof.

                    "COLLATERAL ACCOUNT": any account established to hold money Proceeds, maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured

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                                                                               3

          Parties and the Pledgors, as provided in Section 8(a) and Section 15.

                    "FOREIGN   SUBSIDIARY":   any  Subsidiary   incorporated  or
          otherwise organized outside the United States of America.

                    "INDEMNITEE": the Secured Parties and their respective officers, directors, trustees, affiliates and controlling persons.

                    "ISSUERS": the collective reference to the companies identified on SCHEDULE I attached hereto as the issuers of the Pledged Stock and each issuer of any securities included in the Additional Collateral; each, individually, an "ISSUER."

                    "OBLIGATIONS": with respect to each Pledgor, the collective reference to its obligations as obligor or guarantor in respect of (i) the unpaid principal of and premium, if any, and interest (including interest accruing at the then applicable rate provided in the Existing Credit Agreement after the maturity of the Loans thereunder and interest accruing at the then applicable rate provided in the Existing Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party thereunder whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans made under the Existing Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) the unpaid principal of and premium, if any, and interest (including interest accruing at the then applicable rate provided in the Tranche C Facility Credit Agreement after the maturity of the Loans thereunder and interest accruing at the applicable rate provided in the Tranche C Facility Credit
          Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party thereunder whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans made under the Tranche C Facility Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (iii) each payment required to be made by any Credit Party under the Existing Credit Agreement, when and as due, including payments in respect of reimbursements of L/C Disbursements, interest thereon and obligations to provide cash collateral, (iv) each payment required to be made by any Credit Party under the Tranche C Facility Credit Agreement, when and as due, and
          (v) all other obligations and liabilities of every nature of the Credit Parties under the Credit Agreements from time to time owed to the Secured Parties or any of them, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of

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                                                                               4

          whether allowed or allowable in such proceeding), which may arise under, out of, or in connection with, the Existing Credit Agreement, the Tranche C Facility Credit Agreement, any Guarantee Agreement, any Security Document or any other Loan Document and any obligation of the Borrower or any Credit Party under either of the Credit Agreements to a Lender under either Credit Agreement pursuant to an Interest/Exchange Rate Protection Agreement or under any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by the Borrower or any Credit Party pursuant to the terms of the Existing Credit Agreement, the Tranche C Facility Credit Agreement, any Guarantee Agreement, any Security Document, any other Loan Document or any Interest/Exchange Rate Protection Agreement with a Lender;

                    "PLEDGED  STOCK":  the  shares of  Capital  Stock  listed on
          SCHEDULE I hereto, together with all the stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to any Pledgor while this Agreement is in effect that are required to be pledged under Section 5 below.

                    "PROCEEDS": all "proceeds" (as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof) of the Pledged Stock and any Additional Collateral and, in any event, shall include all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

                    "SECURITIES ACT": the Securities Act of 1933, as amended.

                    "U.S. SUBSIDIARY": any Subsidiary that is incorporated or otherwise organized in the United States of America.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. PLEDGE; GRANT OF SECURITY INTEREST. Each Pledgor hereby pledges and delivers to the Collateral Agent, for the ratable benefit of the Secured Parties, all the Pledged Stock and

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                                                                               5

Additional Collateral owned by such Pledgor and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a first priority security interest in all the Collateral owned by such Pledgor from time to time, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, upon one or more dates of prepayment or otherwise) of (i) in the case of UCAR, its Obligations and those of the Borrower, including as a guarantor or Pledgor, and (ii) in the case of each other Pledgor, the Obligations. Each Pledgor will cause any shares of capital stock of the Borrower, any Significant Subsidiary or any other Subsidiary that is or becomes party to the Subsidiary Guarantee Agreement that it owns or possesses to be evidenced by duly executed certificates that are pledged and delivered to the Collateral Agent pursuant to the terms thereof.

          3. STOCK POWERS. Concurrently with the delivery to the Collateral Agent of each certificate representing one or more shares of Pledged Stock to the Collateral Agent, the applicable Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by such Pledgor with, if the Collateral Agent so requests, signature guaranteed.

          4.  REPRESENTATIONS  AND  WARRANTIES.   Each  Pledgor  represents  and
warrants, as to itself and the Pledged Stock and Collateral pledged by it hereunder, that:

            (a) The shares of Pledged Stock constitute the portion of the issued and outstanding shares of all classes of the Capital Stock of the applicable Issuer set forth on Schedule I.

            (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

            (c) Subject to Section 21(b), each Pledgor is the legal, record and beneficial owner of the Pledged Stock and of the Additional Collateral, free of any and all Liens or options in favor of, or claims of, any other person, except the security interest created by this Agreement.

            (d) all capital stock or other ownership interests in the Subsidiaries will at all times constitute certificated securities for purposes of Articles 8 and 9 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions (the "UCC").

            (e) This Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral and, when the Pledged Stock or Additional Collateral is delivered to the Collateral Agent (or, as applicable in the case of Capital Stock of foreign Subsidiaries, the requisite filings or registrations are made), this Agreement will constitute a duly perfected first priority Lien on, and security interest in, all right, title and interest of the Pledgors thereunder in such Pledged Stock

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                                                                               6

      or Additional Collateral, in each case prior and superior in rights to any other person, subject to the agreements listed in Schedule 3.08.

          5. COVENANTS. Each Pledgor, as to itself and the Collateral pledged by it hereunder, covenants and agrees with the Secured Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interest created hereby is released, subject to Section 21(b):

            (a) If such Pledgor shall, as a result of its ownership of Pledged Stock or Additional Collateral, become entitled to receive or shall receive any stock certificate (including any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock or Additional Collateral, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor and with, if the Collateral Agent, so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations; PROVIDED that if compliance with this paragraph (a) would result in more than 65% of the voting power of any class of Capital Stock of any Foreign Subsidiary being included in the Pledged Stock or Additional Collateral, the applicable Pledgor shall pledge only such portion of such Capital Stock as shall result in 65% of the voting power of such class of Capital Stock being included in the Pledged Stock (or such lesser portion as is owned by the relevant Pledgor). Without prejudice to the terms and conditions of the Credit Agreements, any sums paid upon or in respect of the Pledged Stock or Additional Collateral upon the liquidation or dissolution  (other  than any  liquidation  or  dissolution  permitted  by
      Section 5.01(a) of the Credit Agreements) of any Issuer shall be subject to Section 2.12(d) of the Credit Agreements, or upon and during the continuance of an Event of Default shall upon the written request of the Collateral Agent be paid over to the Collateral Agent to be held and applied by it hereunder as provided in Section 8(a) and Section 15, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or Additional Collateral or any property shall be distributed upon or with respect to the Pledged Stock or Additional Collateral pursuant to the recapitalization or reclassification of capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be subject to Section 2.12(d) of the Credit Agreements or, upon and during continuance of an Event of Default upon the written request of the Collateral Agent, be delivered to the Collateral Agent

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                                                                               7

      to be held and applied by it  hereunder  as  provided in Section  8(a) and
      Section 15. If any sums of money or property so paid or distributed in respect of the Pledged Stock or Additional Collateral shall be received by such Pledgor, such Pledgor shall apply such amount in accordance with
      Section 2.12(d) of the Credit Agreements, or upon and during the continuance of an Event of Default, shall, upon the written request of the Collateral Agent, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, for application in accordance with Section 8(a) and Section 15.

            (b) Without the prior written consent of the Collateral Agent, such Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, except to the extent the same are permitted to be issued under the Credit Agreements, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral owned by it, except as not prohibited under the terms of the Credit Agreements, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of such Collateral, or any interest therein, except as not prohibited under the terms of the Credit Agreements and for the security interest created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Collateral Agent to sell, assign or transfer any of such Collateral, except as not prohibited under the terms of the Credit Agreements.

            (c) Such Pledgor shall maintain the security interest created by it under this Agreement as a first priority, perfected security interest and shall defend such security interest against claims and demands of all persons whomsoever. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Pledgor, such Pledgor shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral owned by such Pledgor shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall, if so requested by the Collateral Agent, be immediately delivered to the Collateral Agent duly endorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement, provided that the use of the Proceeds of such Collateral shall nonetheless be governed by Sections 6 and 7.


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                                                                               8

            (d) If such Pledgor shall at any time own or acquire any shares of Capital Stock of a Subsidiary that was not in existence or not a Subsidiary on the date hereof (a "NEW SUBSIDIARY"), such Pledgor shall (i) immediately deliver such shares of Capital Stock (or, if such New Subsidiary is a Foreign Subsidiary, shares of Capital Stock representing 65% (or such lesser percentage as is owned by such Pledgor) of the voting power of each class of Capital Stock of such New Subsidiary), and all stock certificates evidencing the same, to the Collateral Agent to be held as collateral hereunder, (ii) promptly deliver a supplement to this Pledge Agreement, substantially in the form of Exhibit A-1 to this Agreement (each, a "PLEDGE AGREEMENT SUPPLEMENT") adding such shares of Capital Stock to Schedule I hereto and (iii) promptly cause such New Subsidiary to execute and deliver an Acknowledgment and Consent substantially in the form appended to Annex I to the Pledge Agreement Supplement. The execution and delivery of any such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

            (e) If the  Borrower or any  Subsidiary  has incurred or shall incur indebtedness to UCAR, the Borrower or any U.S. Subsidiary in an amount greater than $10,000,000, UCAR, the Borrower or such U.S. Subsidiary, as applicable, shall obtain a promissory note from such obligor in respect of such Indebtedness and shall pledge such note as Additional Collateral hereunder. In the event such intercompany indebtedness is owed to a U.S. Subsidiary that is not a Pledgor hereunder, the Borrower shall cause such U.S. Subsidiary to execute and deliver a Pledge Agreement Supplement substantially in the form of Exhibit A-2 to this Agreement, whereby such U.S. Subsidiary shall become a Pledgor hereunder. The rights and obligations of each Pledgor shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

            (f) If any Pledgor  receives any noncash  consideration  pursuant to
      Section 6.04(c) of the Credit Agreements in an aggregate principal amount in excess of $1,000,000, such noncash consideration shall be pledged as Additional Collateral hereunder. If such noncash consideration is received by any U.S. Subsidiary that is not a Pledgor hereunder, the Borrower shall cause such U.S. Subsidiary to execute and deliver a Pledge Agreement Supplement in substantially the form of Exhibit A-2 to this Agreement, whereby such U.S. Subsidiary shall become a Pledgor hereunder. The rights and obligations of each Pledgor shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

          6. CASH DIVIDENDS; VOTING RIGHTS; PROCEEDS. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Pledgors of the Collateral Agent's intent to exercise its

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                                                                               9

corresponding rights pursuant to Section 7 below, the Pledgors shall be permitted to receive, retain and use all cash dividends paid in accordance with the terms and conditions of the Credit Agreements in respect of the Pledged Stock and, if applicable, Additional Collateral and to exercise all voting and corporate rights with respect to the Pledged Stock and, if applicable, Additional Collateral, PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken (regardless of whether an Event of Default has occurred and is continuing) which would materially and adversely affect the rights of the Collateral Agent or the Secured Parties or their ability to exercise same or result in any violation of any provision of the Credit Agreements, this Agreement or any other Loan Document.

          (b) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Pledgors of the Collateral Agent's intent to exercise its corresponding rights pursuant to
Section 7 below, the Pledgors shall be permitted to receive, retain and use all other Proceeds (in addition to cash dividends as provided under Section 6(a) above) from the Collateral.

          7. RIGHTS OF THE SECURED PARTIES AND THE COLLATERAL AGENT. If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the Pledgors, (i) the Collateral Agent shall have the right to receive any and all Proceeds paid in respect of the Pledged Stock or Additional Collateral and any and all Proceeds of Proceeds and make application thereof to the Obligations in the manner provided in
Section 8(a) and Section 15 and (ii) all shares of the Pledged Stock and, if applicable, Additional Collateral shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (1) all voting, corporate and other rights pertaining to such shares of the Pledged Stock and to such Additional Collateral at any meeting of shareholders of any Issuer or otherwise and (2) any and all rights of, conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock and to such Additional Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all the Pledged Stock and, if applicable, Additional Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by a Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares of the Pledged Stock and to such Additional Collateral, and in connection therewith, the right to deposit and deliver any and all the Pledged Stock and, if applicable, Additional Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may reasonably determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. All Proceeds that are received by any Pledgor contrary to the provisions of this Section 7 shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section 7 shall be retained by the Collateral Agent in a Collateral Account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8(a) and Section 15. After all Events of Default under the Credit Agreements have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal that such Pledgor would otherwise be permitted to retain pursuant to the terms of Section 6 above, but only to the extent such Proceeds remain in such Collateral Account.

          8. REMEDIES. (a) If an Event of Default shall have occurred and be continuing the Collateral Agent shall apply all or any part of the Proceeds held in any Collateral Account in accordance with Section 15.

          (b) If an Event of Default shall have occurred and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice, required by law referred to below) to or upon the Pledgors or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may reasonably deem advisable and at such prices as it may reasonably deem best, for cash or on credit or for future delivery without assumption of any risk. The Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of (to the extent permitted by law) any right or equity of redemption in a Pledgor which right or equity is, to the extent permitted by law, hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or reasonably relating to the Collateral or the any or the rights of the Collateral Agent and the Secured Parties hereunder, including reasonable attorney's fees and disbursements of counsel to the Collateral Agent, to the payment in whole or in part of the Obligations, in the order set forth in Section 15. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least 10 days before such sale or other disposition. UCAR and the other Pledgors shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay (i) in the case of each Pledgor other than UCAR, its Obligations and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any Secured Party to collect such deficiency in its Obligations and (ii) in the case of UCAR, its and the Borrower's Obligations and pro rata shares of such fees and disbursements.

          9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor who owns such Pledged Stock will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period expiring on the earlier of (A) one year from the date of the first public offering of the Pledged Stock and (B) such time that all of the Pledged Stock, or that portion thereof to be sold, is sold and (iii) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor who owns such Pledged Stock agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act. Each Pledgor jointly and severally agrees to (x) indemnify, defend and hold harmless Collateral Agent and the other Indemnitees from and against all losses, liabilities, expenses, costs (including the reasonable fees and expenses of legal counsel to the Collateral Agent) and claims (including the costs of investigation) that they may incur insofar as any such loss, liability, expense, cost or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus, offering circular or similar document (or any amendment or supplement thereto), or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any writing thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to any Pledgor or the Issuer of such Pledged Stock by the Collateral Agent or any other Secured Party expressly for use therein, and (y) enter into an indemnification agreement with any underwriter of or placement agent for any Pledged Stock, on its standard form, to substantially the same effect. The Pledgors will jointly and severally bear all costs and expenses of carrying out their obligations under this Section 9.

          (b) The Pledgors recognize that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree do so.

          (c) Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be reasonably necessary to make such sale or sales of all or any portion of the Pledged Stock or Additional Collateral owned by it pursuant to this Section valid and binding and in compliance with any and all other applicable requirements of the laws of any jurisdiction. Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in the Section shall be specifically enforceable against such Pledgor.

          10. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUER. Each Pledgor hereby authorizes and instructs each Issuer that has issued Pledged Stock pledged by such Pledgor pursuant to Section 2 hereof to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and agrees that each such Issuer shall be fully protected in so complying.

          11. COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN- FACT. (a) Each Pledgor hereby irrevocably constitutes, and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full irrevocable power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in the Collateral Agent's own name, from time to time in the Collateral Agent's discretion upon and during the continuance of an Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

          (b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in
Section 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          12. DUTY OF COLLATERAL AGENT. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9- 207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account, PROVIDED that investments shall be made at the option and sole discretion of the Collateral Agent, and PROVIDED
FURTHER that the Collateral Agent shall use reasonable efforts to make such investments. Neither the Collateral Agent, any Secured Party nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          13. EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          14. AUTHORITY OF COLLATERAL AGENT. Each Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreements and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and such Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting.

          15. APPLICATION OF PROCEEDS. The proceeds of any sale of Collateral pursuant to Section 8(b), as well as any Collateral consisting of cash under
Section 8(a), shall be applied by the Collateral Agent as follows:

                    FIRST, to the payment of the reasonable costs and expenses of the Collateral Agent as set forth in Section 8(b);

                    SECOND, to the payment of all amounts of the Obligations owed to the Secured Parties in respect of Loans made by them and outstanding and amounts owing in respect of any L/C Disbursement or Letter of Credit or under any Interest/Exchange Rate Protection
          Agreements with a Lender, pro rata as among the Secured Parties in accordance with the amount of such Obligations owed them;

                    THIRD, to the payment and discharge in full of the Obligations (other than those referred to above), pro rata as among the Secured Parties in accordance with the amount of such Obligations owed to them; and

                    FOURTH, after payment in full of all Obligations, to the applicable Pledgor, or the successors or assigns thereof, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, any Collateral then remaining.

          The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

          16. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the security interests granted hereunder and all obligations of the Pledgors hereunder shall be absolute and unconditional.

          17. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, the execution and delivery to the Lenders of the Loan Documents and the issuance by the Fronting Banks of the Letters of Credit, regardless of any investigation made by the Secured Parties, or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or L/C Disbursement, or any Fee or any other amount payable under or in respect of this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated.

          18. COLLATERAL AGENT'S LIABILITIES AND EXPENSES; INDEMNIFICATION. (a) Notwithstanding anything to the contrary provided herein, the Collateral Agent assumes no liabilities with respect to any claims regarding each Pledgor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Collateral or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral. All of such liabilities shall, as between the Collateral Agent and the Pledgors, be borne exclusively by the Pledgors.

          (b) Each Pledgor hereby agrees to pay all reasonable expenses of the Collateral Agent and to indemnify the Collateral Agent with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Collateral in each case to the extent the Borrower is required to do so pursuant to Section 9.05 of the Credit Agreements.

          (c) Any amounts payable by a Pledgor as provided hereunder shall be additional Obligations of it secured hereby and by its other Security Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in full of the principal and interest under the Credit Agreements, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.

          19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

          20. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Loan Party or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or any Secured Party or its properties in the courts of any jurisdiction.

          (b) Each Pledgor and each Secured Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 22 hereof. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          21. TERMINATION AND RELEASE. (a) This Agreement and the security interest created hereunder shall terminate when all the Obligations have been fully and indefeasibly paid and when the Secured Parties have no further Commitments and no Letters of Credit are outstanding, at which time the Collateral Agent shall reassign and deliver to each Pledgor, or to such person or persons as each Pledgor shall reasonably designate, against receipt, such of the Collateral owned by such Pledgor as shall have not been sold or otherwise applied by the Collateral Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instructions of reassignment and release. Any such reassignment shall be without recourse to or any warranty by the Collateral Agent and at the expense of such Pledgor.

          (b) All Collateral sold, transferred or otherwise disposed of, in accordance with the terms of the Credit Agreements (including pursuant to a waiver or amendment of the terms thereof), shall be sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created hereunder. In connection with the foregoing, (i) the Collateral Agent shall execute and deliver to each Pledgor with respect to the Collateral owned by such Pledgor, or to such person or persons as such

Pledgor shall reasonably designate, against receipt, such Collateral sold, transferred or otherwise disposed together with appropriate instructions of reassignment and release, (ii) any representation, warranty or covenant contained herein relating to the Collateral shall no longer be deemed to be made with respect to such sold, transferred or otherwise disposed Collateral and
(iii) all schedules hereto shall be amended to delete the name of the Issuer. Any such reassignment shall be without recourse or to any warranty by the Collateral Agent and at the expense of such Pledgor.

          22. NOTICES. All notices, requests and demands to or upon the Secured Parties or the Pledgors under this Agreement shall be given or made in accordance with Section 9.01 of the Credit Agreements and addressed as follows:

                    (a) if to any Secured Party, UCAR, or any Credit Party, at its address for notices provided in Section 9.01 of the Credit Agreements;

                    (b) if to any Subsidiary that is not a Credit Party, at its address set forth under its signature below.

          23. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition of enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          24. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Collateral Agent, PROVIDED that any provision of this Agreement may be waived by the Required Secured Parties pursuant to a letter or agreement executed by the Collateral Agent or by telecopy transmission from the Collateral Agent.

          (b) Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant in Section 24(a) hereof) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          25. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          26. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Pledgors, the Collateral Agent and the Secured Parties and their successors and assigns, PROVIDED that this Agreement may not be assigned by the Pledgors without the prior written consent of the Collateral Agent and the Secured Parties.

          27. COUNTERPARTS. This Agreement may be executed in two or more original counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          28. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                                        UCAR INTERNATIONAL INC.

                                          by     /s/ Corrado F. DeGasperis
                                            ------------------------------------
                                              Name:  Corrado F. DeGasperis
                                              Title:  Controller


                                        UCAR GLOBAL ENTERPRISES INC.

                                          by     /s/ Corrado F. DeGasperis
                                            ------------------------------------
                                              Name:  Corrado F. DeGasperis
                                              Title:  Controller


                                        EACH OF THE PLEDGOR SUBSIDIARIES
                                        LISTED ON SCHEDULE II HERETO

                                          by     /s/ Corrado F. DeGasperis
                                            ------------------------------------
                                              Name:  Corrado F. DeGasperis
                                              Title:  Controller
                                              Address:

                                   SCHEDULE I



                                  PLEDGED STOCK
                                                                                        PERCENTAGE
           PLEDGOR                       ISSUER                    PLEDGED STOCK          PLEDGED

UCAR International Inc.       UCAR Global Enterprises Inc.   100 Shares                  100%
                                                             (Certificate No. U0001)

UCAR Global Enterprise Inc.   UCAR Carbon S.A.               No Certificates              65%
                              UCAR Carbon Company Inc.       500 Shares                  100%
                                                             (Certificate No. 2)
                              UCAR Holdings II Inc.          100 Shares                  100%
                                                             (Certificate No. 2)
                              UCAR S.A.                      1,750,000 Shares             65%
                                                             (Certificate No. 5)

UCAR Carbon Company Inc.      Unicarbon Comercial Ltda.      No Certificates              65%
                              UCAR Limited                   9,750,000 Shares             65%
                                                             (Certificate No. 8)
                              UCAR Holdings Inc.             100 Shares                  100%
                                                             (Certificate No. 1)
                              Union Carbide Grafito, Inc.    25,000 preferred Shares     100%
                                                             (Certificate No. 26)
                                                             200 common Shares
                                                             (Certificate No. 2)

                              UCAR Carbon Technology         100 Shares                  100%
                              Corporation                    (Certificate No. 1)
                              UCAR Carbon Foreign Sales      .65 Share                    65%
                              Corporation                    (Certificate No. 2)
                              UCAR Composites Inc.           800 Shares                  100%
                                                             (Certificate No. A3)
                              UCAR International Trading     100 Shares                  100%
                              Inc.                           (Certificate No. 1)
                              EMSA (Pty.) Ltd.               4,062,500 Shares             65%
                                                             (Certificate No. 36)
                              Carbographite Limited          2,600 Shares                 65%
                                                             (Certificate No. 42)

UCAR Holdings Inc.            UCAR Mexicana S.A. de C.V.     269,827,025 Shares           65%
                                                             (Certificate No. __)
                              UCAR S.p.A.                    No Certificates              65%

UCAR Holdings II Inc.         UCAR Inc.                      650 Shares
                                                             (Certificate No. 3)          65%
                              UCAR Electrodos S.L.           No Certificates              65%
                              UCAR Holdings S.A.             No Certificates              65%
                              UCAR Holdings III Inc.         100 Shares                  100%
                                                             (Certificate No. 2)
UCAR Holdings III Inc.        UCAR SNC                       (1)                          (1)
                                                             No Certificates
====================================================================================================


(1) UCAR HOLDINGS III Inc. owns one quota of UCAR SNC, which comprises less than 1% of the outstanding ownership of UCAR SNC.

                                  SCHEDULE II

                              PLEDGOR SUBSIDIARIES


UCAR Carbon Company Inc.

UCAR Holdings Inc.

UCAR Holdings II Inc.

UCAR Holdings III Inc.

                                                                  EXHIBIT A-1 TO
                                                                PLEDGE AGREEMENT








                                    [FORM OF]

                           PLEDGE AGREEMENT SUPPLEMENT

                          PLEDGE    AGREEMENT    SUPPLEMENT,    dated    as   of
                  [                       ]   (this   "SUPPLEMENT"),   made   by
                           , a [ ] corporation (the "PLEDGOR"),  in favor of THE
                  CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined having the meaning given in the Pledge Agreement, and if not defined therein, having the meaning given in Article I of the Credit Agreements). Reference is made to (i) the Credit Agreement dated as of October 19, 1995, as amended and restated as of March 19, 1997 and November 10, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "EXISTING CREDIT AGREEMENT"), among UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation (the "BORROWER"), the Subsidiary Borrowers party thereto, the Lenders party thereto, the Fronting Banks party thereto and The Chase Manhattan Bank, as administrative agent and collateral agent, and (ii) the Credit Agreement dated as of November 10, 1998, among UCAR, the Borrower, UCAR S.A., the Lenders party thereto and The Chase Manhattan Bank, as administrative agent and collateral agent, Credit Suisse First Boston, as syndication agent, and Morgan Guaranty Trust Company of New York, as syndication agent (as the same may be amended, supplemented or otherwise modified from time to time, the "TRANCHE C FACILITY CREDIT AGREEMENT", and together with the Existing Credit Agreement, the "CREDIT AGREEMENTS").

          1. Reference is hereby made to that certain Pledge Agreement, dated as of October 19, 1995, as amended and restated as of November 10, 1998(as amended, supplemented or otherwise modified as of the date hereof, the "PLEDGE
AGREEMENT"), made by UCAR, the Borrower and certain U.S. Subsidiaries in favor of the Collateral Agent.

          2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Collateral Agent for the benefit of the Secured Parties under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Secured Parties to make Loans and extend Letters of Credit under the Credit Agreements and the other Loan Documents, the Pledgor hereby delivers to the Collateral Agent, for the benefit of the Secured Parties, all of the issued and outstanding shares of Capital Stock of [INSERT NAME OF NEW SUBSIDIARY] (the "NEW ISSUER") listed in SCHEDULE 1 hereto, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted by the New Issuer in respect of such stock while the Pledge Agreement, as supplemented hereby, is in force (the "ADDITIONAL PLEDGED STOCK"; as used in the Pledge Agreement as supplemented by this Supplement, "PLEDGED STOCK" shall be deemed to include the Additional Pledged Stock) and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a first security interest in the Additional Pledged Stock and all Proceeds thereof.

          3. The Pledgor hereby represents and warrants that the representations and warranties contained in Section 4 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the "PLEDGED STOCK" to include the Additional Pledged Stock, with references therein to the "ISSUERS" to include the New Issuer, and with references to the "PLEDGE AGREEMENT" to mean the Pledge Agreement as supplemented by this Supplement.

          4. This Supplement is supplemental to the Pledge Agreement, forms a part thereof and is subject to the terms thereof and the Pledge Agreement is hereby supplemented as provided herein. Without limiting the foregoing, SCHEDULE I to the Pledge Agreement shall hereby be deemed to include each item listed on
SCHEDULE I to this Supplement and all references in the Pledge Agreement (other than in Section 4 therein) to (a) "PLEDGED STOCK" shall be deemed to, and shall, include the Additional Pledged Stock and (b) "ISSUERS" shall be deemed to, and shall, include the New Issuer.


          IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have caused this Supplement to be duly executed and delivered on the date first set forth above.


                                             [PLEDGOR]



                                               by
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             THE CHASE MANHATTAN BANK, as
                                             Collateral Agent

                                                by
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                                      SCHEDULE I
                                                  TO PLEDGE AGREEMENT SUPPLEMENT








                                  PLEDGED STOCK



                                                              OWNERSHIP
      PLEDGOR             ISSUER          PLEDGED STOCK        INTEREST

                                                                      Annex I TO
                                                     PLEDGE AGREEMENT SUPPLEMENT








                           ACKNOWLEDGMENT AND CONSENT

            The undersigned hereby acknowledges receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein (the "PLEDGE AGREEMENT"). The undersigned agrees for the benefit of the Secured Parties as follows:

            1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

            2. The undersigned will notify the Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement.

            3. The terms of Section 9(c) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.


                                        [NAME OF ISSUER]


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

                                        Address for Notices:

                                        ----------------------------------------
                                        ----------------------------------------
                                        Telecopy:
                                                 -------------------------------

                                                              EXHIBIT A-2 TO THE
                                                                PLEDGE AGREEMENT








                               SUPPLEMENT NO.                dated     as     of
                  [                      ], to  the  Pledge  Agreement dated  as
                  of October 19, 1995, as amended and restated as of November 10, 1998 (the "PLEDGE AGREEMENT"), among UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation, as borrower (the "BORROWER"), each of the other Pledgors (such term and each other capitalized term used but not defined having the meaning given it in the Pledge Agreement, and if not defined therein, having the meaning given it in Article I of the Credit Agreements), party thereto (together with the Borrower, the "PLEDGORS") and THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent (the "COLLATERAL AGENT") for the Secured Parties.


          A. Reference is made to (i) the Credit Agreement dated as of October 19, 1995, as amended and restated as of March 19, 1997 and November 10, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "EXISTING CREDIT AGREEMENT"), among UCAR, the Borrower, the Subsidiary Borrowers party thereto, the Lenders party thereto, the Fronting Banks party thereto and The Chase Manhattan Bank, as administrative agent and collateral agent and (ii) the Credit Agreement dated as of November 10, 1998, among UCAR, the Borrower, UCAR S.A., the Lenders party thereto, The Chase Manhattan Bank, as administrative agent and collateral agent, Credit Suisse First Boston, as syndication agent, and Morgan Guaranty Trust Company of New York, as syndication agent (as the same may be amended, supplemented or otherwise modified from time to time, the "TRANCHE C FACILITY CREDIT AGREEMENT", and together with the Existing Credit Agreement, the "CREDIT AGREEMENTS").

          B. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and induce the Fronting Banks to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreements. Pursuant to Sections 5(e) and 5(f) of the Pledge Agreement, each U.S. Subsidiary that was not a Pledgor on the date thereof is required to enter into the Pledge Agreement as a Pledgor upon acquiring Additional Collateral. Sections 5(e) and 5(f) of the Pledge Agreement provide that additional U.S. Subsidiaries may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "NEW PLEDGOR") is a U.S. Subsidiary and is executing this Supplement in accordance with the requirements of the Pledge Agreement to become a Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Fronting Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

          Accordingly, the Collateral Agent and the New Pledgor agree as follows:

          SECTION 1. The New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder. Each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Pledgor represents and warrants to the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws effecting creditors' rights generally and equitable principles of general applicability.

          SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent.

          SECTION 4. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

          SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreements. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature, with a copy to the Borrower.

          IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.



                                        [NAME OF NEW PLEDGOR],

                                          by
                                            ------------------------------------
                                            Name:
                                            Title:


                                        THE CHASE MANHATTAN BANK, as
                                        Collateral Agent,

                                          by
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                    EXHIBIT B TO
                                                                PLEDGE AGREEMENT





                           ACKNOWLEDGMENT AND CONSENT

            Each of the undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of October 19, 1995, as amended and restated as of November 10, 1998 (the "PLEDGE AGREEMENT"), by UCAR INTERNATIONAL INC., a
Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation (the "BORROWER"), and certain U.S. Subsidiaries that are signatories hereto ("PLEDGOR SUBSIDIARIES" and, together with UCAR and the Borrower, the "PLEDGORS"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreements). Reference is made to (i) the Credit Agreement dated as of October 19, 1995, as amended and restated as of March 19, 1997 and November 10, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "EXISTING CREDIT AGREEMENT"), among UCAR, the Borrower, the Subsidiary Borrowers party thereto, the Lenders party thereto, the Fronting Banks party thereto and The Chase Manhattan Bank, as administrative agent and collateral agent and (ii) the Credit Agreement dated as of November 10, 1998, among UCAR, the Borrower, UCAR S.A., the Lenders party thereto and The Chase Manhattan Bank, as administrative agent and collateral agent, Credit Suisse First Boston, as syndication agent, and Morgan Guaranty Trust Company, as syndication agent (as the same may be amended, supplemented or otherwise modified from time to time, the "TRANCHE C FACILITY CREDIT AGREEMENT", and together with the Existing Credit Agreement, the "CREDIT AGREEMENTS").

            1. Each of the undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

            2. Each of the undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in subsection 5(a) of the Pledge Agreement.

            3. The terms of subsection 9(c) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                                    UCAR GLOBAL ENTERPRISES INC.

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title:


                                    [NAME OF ISSUER]

                                       By
                                         ---------------------------------------
                                          Name:
                                          Title: